SECOND AMENDMENT TO PROMISSORY NOTE

This Second Amendment to Promissory Note (this "***Amendment***") is effective as of June 30, 2026 (the "***Effective Date***") by and between Endeavor Capital Group, LLC, a limited liability company organized under the laws of Utah ("***Lender***"), and Integrated Rail & Resources Inc. (f/k/a Uinta Infrastructure Group Corp.), a Delaware corporation (collectively, the "***Borrower***"). Capitalized terms used but not otherwise defined herein have the meanings given to such terms in the Original Note (defined below).

WHEREAS, Borrower and Lender previously entered into that certain Promissory Note in favor of Lender, dated as of December 12, 2025, in the aggregate principal amount of $12,000,000 (as amended by that certain Amendment to Promissory Note dated March 31, 2026, the "***Original Note***"); and

WHEREAS, Borrower and Lender now desire to amend the Original Note as set forth herein.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and Lender agree as follows:

1. <u>Amendment to Section 1</u>. Section 1 of the Original Note is hereby amended to amend and restate the definition of "Maturity Date" in its entirety as followed:

    "**Maturity Date**" means September 30, 2026; *provided*, *however*, that if at any time on or prior to September 30, 2026, the Borrower shall have received and notified Lender of (a) a debt financing commitment letter from any lender or (b) an equity commitment letter from one or more investors, the Maturity Date shall be extended to December 31, 2026.

2. <u>Amendment to Section 10</u>. Section 10 of the Original Note is hereby amended and restated in its entirety as follows:

    "**Secured Note**. This Note and the obligations of Borrower hereunder are secured by (a) the Confession of Judgment, attached to the Original Note as Exhibit A (the "**Confession**") and (b) that certain Deed of Trust, dated as of July 14, 2026, executed by the Borrower, as grantor, for the benefit of the Lender, as beneficiary (as amended, restated, supplemented or otherwise modified from time to time, the "**Deed of Trust**"), encumbering the Property (as defined in the Original Note). In the event of any conflict between this Note and the Deed of Trust, the terms of the Deed of Trust shall control."

3. <u>Additional Covenant</u>. Section 7 of the Original Note is hereby amended to add the following new subsection (g):

"(g) Royalty Agreement. The Borrower shall cause the Surface Lease, Royalty, and Utility Services Agreement to be entered into by and among Tar Sands Holdings II, LLC and Valkor Oil and Gas, LLC (as amended, restated, supplemented or otherwise modified from time to time, the "**Royalty Agreement**") to include a provision (i) requiring Valkor Oil and Gas, LLC to pay directly to the Lender an amount equal to two and one-half percent (2.5%) of the aggregate total of each royalty payment that would otherwise be payable to Tar Sands Holdings II, LLC under the Royalty Agreement (the "**Lender Royalty Share**"), for so long as (A) the Royalty Agreement remains in effect and (B) any obligations under this Note remain outstanding, and (ii) expressly designating the Lender as a third-party beneficiary of the Royalty Agreement with the right to enforce Valkor Oil and Gas, LLC's obligation to pay the Lender Royalty Share directly. The Borrower shall not amend, modify, or waive any provision of the Royalty Agreement relating to the Lender Royalty Share or the Lender's third-party beneficiary rights without the prior written consent of the Lender."

4. Except as specifically amended, changed or modified by this Amendment, all other terms and conditions of the Original Note shall remain in full force and effect, and, in the event of a conflict between the Original Note and this Amendment, the terms and provisions of this Amendment shall govern.

5. THE LAWS OF THE STATE OF UTAH SHALL GOVERN ITS VALIDITY, ENFORCEMENT AND INTERPRETATION.

6. This Amendment may be executed in any number of counterparts, each of which shall be considered together as one instrument. Signed copies of this Amendment and facsimiles, .pdfs and other electronic versions of it shall have the same force and effect as originals.

[Signature page follows.]

EFFECTIVE as of the Effective Date.

BORROWER:

INTEGRATED RAIL & RESOURCES INC.

By: Brian Michael Feldott
Name: Brian M. Feldott
Title: Chief Executive Officer

LENDER:

ENDEAVOR CAPITAL GROUP LLC

By:______________________________
Name: Joseph Sorenson
Title: Manager

Please see attached Proof.com notarial certificate

DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document: Certificate of Acknowledgement

Document Date: 07/16/2026

Number of Pages (including notarial certificate): 4

State of Texas
County of Harris

This instrument was acknowledged before me by means of an interactive two-way audio and video communication on 07/16/2026 by Brian Michael Feldott as CEO of INTEGRATED RAIL & RESOURCES INC.

Nathaniel Eugene Jackson

Notary Public, State of Texas

NOTARY PUBLIC STATE OF TEXAS

Nathaniel Eugene Jackson
ID NUMBER
135109629
COMMISSION EXPIRES
September 27, 2028

Electronically signed and notarized online using the Proof platform.